UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): April 17, 2007

PacificNet Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-24985	91-2118007
(Commission File Number)	(IRS Employer Identification No.)

c/o PacificNet Inc.
23/F, Tower A, TimeCourt, No.6 Shuguang Xili,
Chaoyang District, Beijing, China 100028

(Address of principal executive offices and zip code)

011-852-2876-2900

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 17, 2007, PacificNet Inc. (the “Company”) issued a press release and hosted a conference call during which the Company’s unaudited operating results for the fourth quarter of 2006 and the fiscal year ended December 31, 2006 were discussed. A copy of the press release is attached hereto as Exhibit 99.1, and a transcript of the conference call is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.
Exhibit No.	Description

99.1	Press Release dated April 17, 2007 - PacificNet Reports Unaudited Financial Results for Q4 and FY 2006

99.2	April 17, 2007 conference call transcript

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICNET, INC.

Date: April 23, 2007	By:	/s/ Victor Tong

Name: Victor Tong Title: President

Exhibit Index
Exhibit No.	Description

99.1	Press Release dated April 17, 2007 - PacificNet Reports Unaudited Financial Results for Q4 and FY 2006

99.2	April 17, 2007, conference call transcript